UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2015

NRG YIELD, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36002 (Commission File Number)	46-1777204 (I.R.S. Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On September 17, 2015, NRG Yield Operating LLC (the “Purchaser”), a subsidiary of NRG Yield, Inc. (“NRG Yield”), entered into a purchase and sale agreement (the “Purchase and Sale Agreement”) with NRG Energy Gas & Wind Holdings, Inc. (the “Seller”), a wholly-owned subsidiary of NRG Energy, Inc.  Pursuant to the terms of the Purchase and Sale Agreement, the Purchaser agreed to acquire 75% of the Class B Interests of NRG Wind TE Holdco LLC, which owns a portfolio of 12 wind facilities totaling 814 net MW (the “Transaction”).  The purchase price for the Transaction is $210 million, subject to customary working capital adjustments, plus the assumption of approximately $145 million of non-recourse project debt and $97 million of tax equity (as of August 1, 2015 on a pro rata basis).

The Purchase and Sale Agreement contains customary representations and warranties and covenants by the parties. Each of the Purchaser and the Seller are obligated, subject to certain limitations, to indemnify the other for certain customary and other specified matters, including breaches of representations and warranties, nonfulfillment or breaches of covenants and for certain liabilities and third-party claims.

The closing of the Transaction is subject to closing conditions and certain third party approvals. NRG Yield expects the Transaction to close during the fourth quarter of 2015.

The foregoing description of the Purchase and Sale Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On September 18, 2015, NRG Yield issued a press release to announce the entry into the Purchase and Sale Agreement as set forth above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)          Exhibits.

The Exhibit Index attached to this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield, Inc.

By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Date: September 21, 2015

EXHIBIT INDEX

Exhibit No.	Document
2.1*	Purchase and Sale Agreement, dated as of September 17, 2015, by and between NRG Energy Gas & Wind Holdings, Inc. and NRG Yield Operating LLC
99.1	Press Release, dated September 18, 2015

*	The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.